PALL Pall Corporation

Better Lives. Better Planet. SM



Innovative technology. Winning strategy. Delivering value.

Larry Kingsley
Chairman & CEO, Pall Corporation

RW Baird Industrial Conference
November 11, 2014

Forward-Looking Statements

The matters discussed in this presentation contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that address activities, events or developments that the Company or management intends, expects, projects, believes or anticipates will or may occur in the future. All statements regarding future performance, earnings projections, earnings guidance, management's expectations about its future cash needs, dilution from the disposition or future allocation of capital and effective tax rate, and other future events or developments are forward-looking statements.

Forward-looking statements are those that use terms such as "may," "will," "expect," "believe," "intend," "should," "could," "anticipate," "estimate," "forecast," "project," "plan," "predict," "potential," and similar expressions. Forward-looking statements contained in this and other written and oral reports are based on management's assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.

The Company's forward-looking statements are subject to risks and uncertainties and are not guarantees of future performance, and actual results, developments and business decisions may differ materially from those envisaged by the Company's forward-looking statements. Such risks and uncertainties include, but are not limited to, those discussed in Part I, Item 1A, "Risk Factors" in the 2014 Form 10-K, and other reports the Company files with the Securities and Exchange Commission, including: the impact of disruptions in the supply of raw materials and key components from suppliers, including limited or single source suppliers; the impact of terrorist acts, conflicts and wars or natural disasters; the extent to which special U.S. and foreign government laws and regulations may expose the Company to liability or impair its ability to compete in international markets; the Company's ability to maintain, implement, manage and integrate effective information technology systems, software or technologies and protect them from a breach in security, damage or interruption; the impact of economic, political, social and regulatory instability in emerging markets, and other risks characteristic of doing business in emerging markets; fluctuations in foreign currency exchange rates and interest rates; the impact of a significant disruption in, or breach in security of, the Company's information technology systems, or the failure to implement, manage or integrate new systems, software or technologies successfully; the Company's ability to successfully complete or integrate acquisitions; the Company's ability to develop innovative and competitive new products; the impact of global and regional economic conditions and legislative, regulatory and political developments; the Company's ability to comply with a broad array of regulatory requirements; the loss of one or more members of the Company's senior management team and its ability to recruit and retain qualified management personnel; changes in the demand for the Company's products and the maintenance of business relationships with key customers; changes in product mix and product pricing, particularly with respect to systems products and associated hardware and devices for the Company's consumable filtration products; product defects and unanticipated use or inadequate disclosure with respect to the Company's products; the Company's ability to deliver its backlog on time; increases in manufacturing and operating costs and/or the Company's ability to achieve the savings anticipated from its structural cost improvement initiatives; the impact of environmental, health and safety laws and regulations and violations; the Company's ability to enforce patents or protect proprietary products and manufacturing techniques; costs and outcomes of pending or future litigation and the availability of insurance or indemnification rights; changes in the Company's effective tax rate; the impact of potential labor disruptions; the Company's ability to compete effectively in domestic and global markets; and the effect of the restrictive covenants in the Company's debt facilities. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company makes these statements as of the date of this disclosure and undertakes no obligation to update them, whether as a result of new information, future developments or otherwise.

Management uses certain non-GAAP measurements to assess the Company's current and future financial performance. The non-GAAP measurements do not replace the presentation of the Company's GAAP financial results. These measurements provide supplemental information to assist management in analyzing the Company's financial position and results of operations. The Company has chosen to provide this information to facilitate meaningful comparisons of past, present and future operating results and as a means to emphasize the results of ongoing operations. Reconciliations of the non-GAAP financial measures are available on Pall's website at www.pall.com/investor.

Technology Leader in Filtration, Separation & Purification

- **Pall Solutions:**
  - We filter and purify **valuable fluids**
  - We protect **valuable equipment and processes**
  - We recover **valuable solids**
- **Highly Attractive Business Model**
  - Differentiated, high-technology products
  - Nearly 90% of sales from consumables
  - Strong moat
  - Focused on high-growth end markets
  - Strong channel with global reach
  - Recognized, respected brand
- **Substantial Margin Expansion Opportunities**
  - Operational improvements
  - Cost actions
- **Good Cash Generation Capacity and Solid Balance Sheet**



Pall's Stax™ Depth Filter System, utilizing Seitz® media and the Supradisc™ II module design is scalable for demanding pre-filtration and clarification needs in lab, pilot and process scale biopharmaceutical applications

Strong organic opportunity

FY 2014 Performance

Guidance (as presented 8/29/13)	Results
Revenue Growth[(1)]: Low-to-mid single-digit	✓✓
Segment Revenue Growth[(1)]	
Life Sciences: Mid-to-high single-digit	✓✓
Industrial: Flat	✓
Gross Margin[(1)]: 20 – 40 basis point improvement	✗
SG&A[(1)]: 100 basis point improvement	✓✓✓
Pro forma EPS: $3.30 – $3.50	✓✓
Pro forma EPS Growth: 9% – 15%	✓✓
Free Cash Flow as % of Income: ~100%	✓✓✓

Delivered the plan

Sales changes exclude FX

(1) Excludes impact of ATMI & FSI acquisitions

A reconciliation of non-GAAP financial measures to their GAAP counterparts on this slide is provided in the Company's quarterly financial presentation for the period ended July 31, 2014, which is available on the Company's Web site at www.pall.com/investor.

Diverse End Markets

Pall Life Sciences: $1,454



8%
Systems
$125
13%
F&B
$185
Medical
$226
16%
BioPharm
$918
63%

BioPharmaceuticals
Process
Process Monitoring
Laboratory Research

Medical
OEM Healthcare
Hospital/Consumer Infection Control

Food & Beverage
Alcoholic Beverages
Alcohol-free Beverages
Food & Dairy
Food Safety

Pall Industrial: $1,335



16%
Systems
$220
18%
Aero
$236
Process
Technologies
$576
43%
MicroE
$303
23%

Process Technologies
Fuels & Chemicals
Power Generation
Machinery & Equipment
Water Processing

Aerospace
Commercial Aero
Military Aero
Marine

Microelectronics
Semiconductors
Electronic Components
Data Storage/Displays
Graphic Arts

Our diversity is a strength

FY 2014 sales dollars in millions, from continuing operations
Percentages outside pie charts represent percent of total

Media Technology Enhances Our Position

"Taking share while building the moat"


Competition
Pall Position
Product Channel
Applications
Excellence in Supply
Regulatory
Novel Filter Formats/IP
Media IP
Ultimate Barriers

Keys to Winning in the Filtration Space


Category
Win
Retention
Throughput



- Deep understanding of the customers' needs
- Filtration media with category winning performance
- Surface chemistry
- Metrology to guide product development and validate performance
- Geometry for highest effective filtration area
- Device design and engineering with ease-of-use focus
- Design for manufacturing
- Understanding regulatory requirements

Targeted rapid development to create category winners

Progress and Direction with Single-Use Technology



1980s - 90s
Single-Use Capsule filters
2000 - 2009
2000: Mustang Capsule
2001: KleenPak Nova Capsule Systems
2002: Kleenpak Connector
2007: Allegro Biocontainer
2009: Stax Single-Use Depth filter
2010 - 2014
2010: Cadence Single-Use TFF
2012: Kleenpak Disconnector
2012: Allegro Single-Use Filling needles
2013: STR Single-use Bioreactor
2013: Allegro MVP Automated System for Single-Use Processes
2013: Medistad Acquisition
2014: ATMI LS Acquisition
LevTech Mixer
iCELLis BioReactor

2014 and beyond:

Pall provides integrated single-use systems for Vaccine, Biotech and Cell Therapy applications, throughout the process



Upstream



Downstream

Our Vision Forward: Industry Best in Class



Industry Leading Customer Service Metrics
Reducing Cost To Serve
Improving Capital Efficiency
Accelerating Growth
Share Gain
Focus on high-growth Markets
Acquisitions
Driving Return on Capital